UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2003

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in charter)

Delaware	001-13641	95-3667491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Parkway, Suite 1800, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 784-7777

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release, dated May 6, 2003, issued by Pinnacle Entertainment, Inc.

Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On May 6, 2003, Pinnacle Entertainment, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)

Date: May 6, 2003	/s/ STEPHEN H. CAPP
Stephen H. Capp Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release, dated May 6, 2003, issued by Pinnacle Entertainment, Inc.